                                                                   EXHIBIT 10.36

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                     ---------
April 13, 2001 is among SCHLOTZSKY'S, INC., a Texas corporation ("Borrower"),
                                                                  --------
each of the Lenders party to the Agreement referred to below, and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association (successor by consolidation to Wells Fargo Bank (Texas), National Association), as Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity the "Agent") and as the Issuing Bank.
                   -----

                                   RECITALS:

     A. Borrower, Agent, Lenders and Issuing Bank have previously entered into that certain Credit Agreement dated as of December 7, 1999, as amended by (a) that certain First Amendment to Credit Agreement dated as of December 31, 1999,
(b) that certain Second Amendment to Credit Agreement dated as of May 1, 2000 and (c) that certain Third Amendment to Credit Agreement dated as of September 30, 2000 (the Credit Agreement as so amended is hereinafter referred to as the "Agreement").
----------

     B. Borrower, Agent, Lenders and Issuing Bank now desire to amend (i) the Agreement (a) to amend the definition of "Debt"; (b) to amend the delivery requirements of the Quarterly Certificate; (c) to amend Section 10.6 of the Agreement; and (d) to make such other modifications, in each case, as hereinafter more specifically provided.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

     1.1  Definitions. All capitalized terms not otherwise defined herein, shall
          -----------
have the same meanings as in the Agreement, as amended hereby.

                                  ARTICLE II

                                  Amendments
                                  ----------

     2.1  Amendment to Section 1.1. Effective as of the date hereof, the
          ------------------------
following definitions in Section 1.1 of the Agreement are amended and restated to read in their entirety as follows:

          "Contingent Liabilities" means, at any particular time, the contingent
           ----------------------
     liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

          "Debt" means as to any Person at any time (without duplication):  (a)
           ----
     all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments whether secured or unsecured, (c) all Capital Lease Obligations of such Person, (d) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person, but excluding those obligations secured by landlord's liens or liens for taxes not yet due and payable, (e) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit (whether drawn or undrawn), bankers' acceptances, surety or other bonds and similar instruments, and (f) all liabilities of such Person in respect of unfunded vested benefits under any Plan; provided however, the term "Debt" shall not include, except for clause (e) above, any items which are not required to
                         ----------
     be reflected as debt on the Borrower's balance sheet in accordance with GAAP.

          "Debt to EBITDA Ratio" means, for each Fiscal Quarter, the quotient
           --------------------
     determined by dividing (i) the sum of (1) those items described in clauses
                                                                        -------
     (a), (b), (c) and (d) of the definition of "Debt" of the Borrower and its
     ---  --- ----     ---
     consolidated Subsidiaries, plus (2) all Debt or other obligations of others Guaranteed by the Borrower and/or its consolidated Subsidiaries, by (ii) EBITDA for such Fiscal Quarter and the prior three (3) Fiscal Quarters.

     2.2  Addition to Section 1.1. Effective as of the date hereof, the
          -----------------------
following definition is added to Section 1.1 of the Agreement in alphabetical order to read in its entirety as follows:

          "New Guaranty" means that certain Limited Guaranty Agreement dated as
           ------------
     of April 10, 2001 executed by the Borrower in favor of The Frost National Bank, pursuant to which the Borrower guarantees the indebtedness of Schlotzsky's National Advertising and Marketing Fund, Inc. and Schlotzsky's National Advertising Association, Inc.

     2.3  Amendment to Section 8.1(c).  Effective as of the date hereof, Section
          ---------------------------
8.1(c) of the Agreement is amended and restated to read in its entirety as follows:

          (c) Quarterly Certificate.  As soon as available, and in any event
              ---------------------
     within (i) forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower and the Subsidiaries, and (ii) ninety (90) days after the end of the fourth Fiscal Quarter of each Fiscal Year of the Borrower and the Subsidiaries, beginning with the Fiscal Quarter ending March 31, 2001, a certificate (the "Quarterly
                                                               ---------
     Certificate") of the chief financial officer of the Borrower (1) stating
     -----------
     that to the best of such officer's knowledge, no Default has occurred and is continuing, or if a Default has occurred and is continuing, a statement as to the nature thereof and the action that is proposed to be taken with respect thereto, and (2) showing in reasonable detail the most recent Fiscal Quarter calculations demonstrating compliance with Article X;
                                                               ----------

     2.4  Amendment to Section 10.6. Effective as of the date hereof, Section
          -------------------------
10.6 of the Agreement is amended and restated to read in its entirety as follows:

          Section 10.6  Contingent Liabilities.  The Borrower will not permit at
                        ----------------------
     any time (a) the aggregate amount of Contingent Liabilities (excluding that portion of Contingent Liabilities of the Borrower incurred in connection with a transaction in which the Borrower received cash to the extent of cash received) to exceed $30,000,000, and (b) the aggregate amount of that portion of Contingent Liabilities of the Borrower incurred in connection with a transaction in which the Borrower received cash to the extent of cash received to exceed the sum of (i) the New Guaranty amount plus (ii) $2,000,000.

                                  ARTICLE III

                             Conditions Precedent
                             --------------------

     3.1  Conditions.  The effectiveness of this Amendment is subject to the
          ----------
satisfaction of the following conditions precedent:

          (a)  Loan Documents. Agent shall have received all of the following,
               --------------
     each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

               (i)       This Amendment executed by all parties hereto;

               (ii) Resolutions of the Board of Directors of the Borrower certified by its secretary or assistant secretary which authorize the execution, delivery and performance by the Borrower of this Amendment, and the other Loan Documents executed in connection herewith;

               (iii) A certificate of incumbency certified by the secretary or the assistant secretary of the Borrower certifying the names of the officers thereof authorized to sign this Amendment and the other Loan Documents together with specimen signatures of such officers;

               (iv) Resolutions of the Board of Directors or comparable authority of each of the Obligated Parties certified by its secretary or assistant secretary which authorize the execution, delivery and performance by each of the Obligated Parties of this Amendment and the Loan Documents executed in connection herewith; and

               (v) A certificate of incumbency certified by the secretary or the assistant secretary of each Obligated Party certifying the names of the officers thereof authorized to sign this Amendment and the other Loan Documents together with specimen signatures of such officers.

     (b)  No Default.  No Default shall have occurred and be continuing.
          ----------

     (c)  Representations and Warranties. All of the representations and
          ------------------------------
     warranties contained in Article VII of the Agreement, as amended hereby and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

          (d)  Additional Documentation. The Agent shall have received such
               ------------------------
     additional approvals, opinions or documents as the Agent may request.


                                  ARTICLE IV

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     4.1  Ratifications. The terms and provisions set forth in this Amendment
          -------------
shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders, Issuing Bank and Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     4.2  Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants to the Lenders, Agent and Issuing Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) no Default has occurred and is continuing, and (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     5.1  Survival of Representations and Warranties. All representations and
          ------------------------------------------
warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, Agent or Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders, Agent or Issuing Bank to rely upon them.

     5.2  Reference to Agreement. Each of the Loan Documents, including the
          ----------------------
Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     5.3  Severability. Any provision of this Amendment held by a court of
          ------------
competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     5.4  Applicable Law. This Amendment and all other Loan Documents executed
          --------------
pursuant hereto shall be deemed to have been made and to be performable in Austin, Travis County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

     5.5  Successors and Assigns. This Amendment is binding upon and shall inure
          ----------------------
to the benefit of the Lenders, Agent, Issuing Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

     5.6  Counterparts. This Amendment may be executed in one or more
          ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     5.7  ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS
          ----------------
AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]

     Executed as of the date first written above.

                              BORROWER:
                              --------


                              SCHLOTZSKY'S, INC.



                              By:
                                    ------------------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                            ----------------------------------


                              Address for Notices:


                              203 Colorado St.
                              Austin, TX  78701
                              Fax No.:  (512) 236-3650
                              Telephone No.:  (512) 236-3600
                              Attention:  Chief Financial Officer


                              AGENT, ISSUING BANK AND LENDER:
                              ------------------------------


                              WELLS FARGO BANK TEXAS, NATIONAL
                              ASSOCIATION



                              By:
                                    ------------------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                            ----------------------------------


                              Address for Notices:


                              111 Congress Avenue, Suite 300
                              Austin, TX  78701
                              Fax No.:  (512) 344-7318
                              Telephone No.:  (512) 344-7037
                              Attention:  Richard Gan

                              OTHER LENDERS:
                              -------------


                              THE FROST NATIONAL BANK



                              By:
                                    ------------------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                            ----------------------------------


                              Address for Notices:


                              2728 North Harwood, Suite 100
                              Dallas, TX  75201
                              Fax No.:  (214) 515-4955
                              Telephone No.:  (214) 515-4907
                              Attention:  Shannon Bettis

                              TEXAS CAPITAL BANK, NATIONAL
                              ASSOCIATION



                              By:
                                    ------------------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                            ----------------------------------


                              Address for Notices:


                              2100 McKinney Avenue, Suite 900
                              Dallas, TX  75201
                              Fax No.:  (214) 932-6604
                              Telephone No.:  (214) 932-6675
                              Attention:  Tim Monter

                           Obligated Parties Consent
                           -------------------------

     Each of the undersigned Obligated Parties (i) consent and agree to this Amendment; and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Obligated Party enforceable against it in accordance with their respective terms.

                              OBLIGATED PARTIES:
                              -----------------


                              RAD ACQUISITION CORP.
                              SCHLOTZSKY'S REAL ESTATE, INC.
                              SCHLOTZSKY'S RESTAURANTS, INC.
                              DFW RESTAURANT TRANSFER CORP.
                              SGC CONSTRUCTION CORP. (fka Schlotzsky's Equipment Corporation)
                              SREI TURNKEY DEVELOPMENT, L.L.C.
                              56TH & 6TH, INC.
                              SCHLOTZSKY'S BRANDS, INC.


                              By:
                                    ------------------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                            ----------------------------------

                              SCHLOTZSKY'S BRANDS I, L.L.C.



                              By:
                                    ------------------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                            ----------------------------------

                              SCHLOTZSKY'S BRAND PRODUCTS, L.P.


                              By:   Schlotzsky's Brands, Inc., as general
                                    partner



                              By:
                                    ------------------------------------------
                                    Name:
                                           -----------------------------------
                                    Title:
                                            ----------------------------------